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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                  May 13, 2001
--------------------------------------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                        1-3939                     73-0311467
------------------------       ------------------------      ------------------
(State of Incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)
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        Kerr-McGee Center
      Oklahoma City, Oklahoma                           73102
----------------------------------------            ---------------
(Address of principal executive offices)              (Zip Code)



                                 (405) 270-1313
                      -------------------------------------
                         (Registrant's telephone number)




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Item 5.             Other Events

                             On May 13, 2001, Kerr-McGee Corporation and certain
                    of its subsidiaries entered into an Agreement and Plan of Merger (the "Merger Agreement") with HS Resources, Inc. A copy of the Merger Agreement is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.             Financial Statements, Pro Forma Financial Information and
                    Exhibits

                    (c) Exhibits

                    2.1      Agreement and Plan of Merger among Kerr-McGee
                             Corporation, King Holdco, Inc., HS Resources, Inc.,
                             King Merger Sub, Inc. and Hawk Merger Sub, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              KERR-MCGEE CORPORATION


                                          By: (Deborah A. Kitchens)
                                              ----------------------------------
                                              Deborah A. Kitchens
                                              Vice President and Controller

Date: May 13, 2001



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                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

 2.1           Agreement and Plan of Merger among Kerr-McGee Corporation, King
               Holdco, Inc., HS Resources, Inc., King Merger Sub, Inc. and Hawk
               Merger Sub, Inc.

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